UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4627

Name of Registrant:	Vanguard Convertible Securities Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 – November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® Convertible Securities Fund
November 30, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
10	FUND PROFILE
12	GLOSSARY OF INVESTMENT TERMS
13	PERFORMANCE SUMMARY
14	YOUR FUND'S AFTER-TAX RETURNS
15	ABOUT YOUR FUND'S EXPENSES
17	FINANCIAL STATEMENTS
27	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	Vanguard Convertible Securities Fund posted a return of 7.7% during the 12 months ended November 30, 2004.
•	Common stocks surged at the start and end of the period, more than offsetting intermittent declines at other times. Convertibles generally followed the same trend, though with less robust upswings.
•	Unlike many of its competitors, your fund focuses only on convertibles. In fiscal-year 2004, this caused the fund to lag the average return of its peer group, many of which invest in convertibles and other types of securities.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

By their nature, convertible securities tend to mirror the performance of the issuing companies’ common stocks, but usually with less extreme highs and lows. Vanguard Convertible Securities Fund generally followed the direction of the stock market during the 2004 fiscal year, though the fund ultimately did not rise as much as the market and many peer funds, which tend to include common stocks in their portfolios. For the 12 months ended November 30, your fund returned 7.7%—a solid result, though somewhat short of the returns of its comparative measures.

The table below shows total returns (capital change plus reinvested distributions) for the fund, the unmanaged Credit Suisse First Boston Convertible Securities Index, the average mutual fund peer, and the broad U.S. stock market as measured by the Dow Jones Wilshire 5000 Composite Index. The table on page 5 shows your fund’s share price at the start and end of the period, as well as per-share distributions. The fund’s yield at the fiscal year-end was 2.60%, 113 basis points (1.13 percentage point) lower than at the start of the period.

2004 Total Returns	Fiscal Year Ended November 30

Vanguard Convertible Securities Fund	7.7%
CS First Boston Convertibles Index	8.2
Average Convertible Securities Fund*	9.2
Dow Jones Wilshire 5000 Index	13.6

*Derived from data provided by Lipper Inc.

I should note here that, effective December 1, 2004 (the start of the new fiscal year), your fund was assigned a new benchmark index. Credit Suisse First Boston is eliminating its convertibles index, so the fund’s board of trustees approved the adoption of a similar benchmark, the Merrill Lynch All US Convertibles Index. The fund’s investment objective, strategies, and policies remain unchanged.

If you hold the fund in a taxable account, please see page 14 for a report on the fund’s after-tax returns.

STOCKS ENDED THE FISCAL YEAR ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the period, more than offsetting a general decline in the middle. The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	12.7%	3.4%	–1.3%
Russell 2000 Index (Small-caps)	17.3	12.6	8.3
Dow Jones Wilshire 5000 Index	13.6	4.8	–0.7
(Entire market)
MSCI All Country World Index
ex USA (International)	25.2	12.5	1.0

Bonds
Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	4.1	5.7	6.8
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

CPI
Consumer Price Index	3.5%	2.5%	2.6%

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

DECLINES IN THE MIDDLE OF THE YEAR RESTRAINED OVERALL RESULTS

Many of the same issues that caused stocks and bonds to lose traction during the middle of the fiscal year muted performance for the Convertible Securities Fund as well. High fuel prices, for example, ravaged airline profits and dampened returns for the fund’s airline convertibles. Concern about rising interest rates reduced the attractiveness of most fixed income securities, including convertibles. Another challenge: As corporate profits improved, more companies opted for traditional bonds or stocks rather than convertibles for financing, narrowing the range of convertible investment options.

The fund’s 12-month return of 7.7% landed between the returns for the broad stock and bond markets. The fund’s gain was slightly lower than that of its benchmark index and 1.5 percentage points short of the average return for its peer group.

The fund’s advisor, Oaktree Capital Management, typically only invests in convertibles—mostly convertible bonds, with some convertible preferred stock—and generally places more emphasis than competitors do on providing some downside protection. In contrast, many competing funds invest part of their assets in common stocks and traditional bonds, and even in their convertible holdings lean toward preferred stocks. Such characteristics can be an advantage when common stocks do particularly well, as they did over the past fiscal year.

More details on fund performance and individual securities are in the Report from the Advisor, which begins on page 6.

OVER THE PAST TEN YEARS, YOUR FUND HAS OUTPACED THE PEER-GROUP AVERAGE

Over the past decade, your fund’s investment approach has provided returns superior to the average for its mutual fund peers, though it slightly lagged the benchmark index. The table below shows annualized returns for the fund and its comparative measures, along with the results of hypothetical $10,000 investments made in each at the start of the period. Vanguard Convertible Securities Fund provided most of the return of the broad U.S. stock market, but with considerably less volatility.

Much of the credit goes to Oaktree Capital Management, which has served your fund well through its investment strategy and bottom-up security and credit analysis. Vanguard’s cost advantage is another key factor. All of Vanguard’s funds typically sport expense ratios (operating costs as percentage of average net assets) that are a fraction of the average for their fund peer groups. This gives our fund advisors a clear edge against competitors, who cannot circumvent simple math: Higher costs reduce net returns for investors—a very difficult hurdle for any asset manager to overcome in seeking to post consistent above-average returns.

Total Returns	Ten Years Ended November 30, 2004

	Average Annual Return	Final Value of a $10,000 Initial Investment

Convertible
Securities Fund	10.0%	$25,957
CS First Boston
Convertibles Index	10.4	26,937
Average Convertible
Securities Fund	9.6	25,116
Dow Jones Wilshire
5000 Index	11.7	30,145

YOUR ASSET ALLOCATION IS KEY TO LONG-TERM SUCCESS

The volatility of the financial markets during the past 12 months—indeed, the past five years, which included both the peak of the greatest equity bull market and the trough of the worst bear market in recent memory—underscores the importance of balance and diversification. In investing, as in sports, those who make fewer costly mistakes usually come out ahead. After all, a 50% loss requires a 100% gain just to break even.

Making sure that your investments are diversified across and within the major asset classes can reduce volatility and greatly improve your chances of reaching your long-term financial objectives. As part of such a balanced portfolio, Vanguard Convertible Securities Fund—with its concentration in an asset class outside of conventional stocks and bonds—can add further useful diversification.

Because we believe strongly that every investor should have an asset allocation plan that best suits his or her unique circumstances, Vanguard offers both advisory services and a number of online tools to help you. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting your assets to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 13, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Convertible Securities Fund	$13.05	$13.62	$0.420	$0.000

REPORT FROM THE ADVISOR

Vanguard Convertible Securities Fund produced a good absolute return in the second half of its 2004 fiscal year, finishing slightly ahead of the result of our primary benchmark, the CS First Boston Convertibles Index, since I last reported to you in June. The gain for the six-month period brought the fund’s full-year advance to a respectable 7.7% in an environment of moderate returns for most financial assets. Our full-year result was slightly below that of the benchmark.

THE INVESTMENT ENVIRONMENT

The investing environment in the second half of fiscal 2004 was mixed, with a variety of both negative and positive factors affecting the convertible securities market and the fund’s performance. The beginning of the period was weak, as lackluster second-quarter earnings reports and cautious corporate guidance regarding future quarters drove equity prices substantially lower. Skyrocketing oil prices also impacted investor sentiment and hit several industry groups negatively. Convertibles held up well, however, as their relatively short duration and stable-to-improving credit quality provided meaningful downside protection. Late in the period, convertibles surged to their highs for the year, driven in part by sharply higher equity prices. Other positive factors included increased demand for convertibles, as investors became more confident about the economic outlook and deployed some cash reserves, and a lackluster supply of new convertibles, with issuance well below the pace of the last couple of years.

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

While there were no significant themes or events during the period, we feel it’s important to point out that overall credit quality in the convertible securities market was steady to improving, as corporations continued a pattern of debt buybacks, reduced new-debt issuance, lower capital expenditures, and higher cash accumulation. An estimated 15% of corporate assets are held in cash today, versus just over 10% during most of the 1990s. This conservative positioning, resulting in improved corporate credit, clearly works to the advantage of bondholders. Our response in this low-debt-issuance environment is to closely monitor call protection and, where appropriate, to purchase convertibles with above-average call protection. Recent purchases with extended call protection include American Tower, Cooper Cameron, CV Therapeutics, Fisher Scientific International, McMoRan Exploration, and Sepracor. These six issues average 5 1/2 years of absolute call protection.

THE FUND’S SUCCESSES

Our performance was positively impacted by a number of our holdings during 2004, and fortunately, no securities experienced negative credit developments. Strong positive performers included our convertibles from Chesapeake Energy, Fisher Scientific, Flir Systems, Goodyear Tire & Rubber, Hanover Compressor, and Tyco International. All of these issues experienced above-average appreciation. Our portfolio also enjoyed positive results from increased exposure to the oil service industry, with purchases during the period of convertibles from BJ Services, Pride International, and Schlumberger. All of these securities offered a solid balance of upside potential over downside risk, and all except Pride are investment-grade securities. Other successful investments included Lowe’s, McMoRan Exploration, Royal Caribbean Cruises, and Walt Disney.

THE FUND’S SHORTFALLS

Although we were underweighted (compared with the benchmark) in technology issues, any exposure was unrewarding for most of the year. Our holdings in ON Semiconductor, LSI Logic, and Cypress Semiconductor underperformed for most of the period. While the convertibles performed better than their underlying common shares, their absolute returns suffered from the overall sharp decline in technology issues. Our airline exposure, though limited, also negatively affected performance, as labor issues and high oil prices hurt returns. Given the attractive yields on our American and Continental Airlines convertibles, we are maintaining these investments at the present time. Finally, our underweighting of convertibles from the electric utility industry hurt performance, as several names in this area delivered strong returns.

OUR POSITION

As usual, the fund remains fully invested in a diversified portfolio of convertible securities, and there have been no significant changes from our prior report regarding its general composition and characteristics. The fund has no direct common stock exposure or other nonconvertible investments. Our focus remains on intermediate-term convertible bonds, and we continue to emphasize solid credit quality and diversification. Our favorite investments at this time are selective health care names, the defense industry, and specific energy plays, while we remain underweighted in the technology, financials, and consumer discretionary sectors. We have confidence in our portfolio and its ability to perform relatively well in a wide variety of market environments.

Larry Keele, PORTFOLIO MANAGER

OAKTREE CAPITAL MANAGEMENT, LLC

DECEMBER 10, 2004

Portfolio Changes	Fiscal Year Ended November 30, 2004
Comments

Additions
CV Therapeutics	Biotech company with promising pipeline of drugs and
(2.75% convertible note	attractive convertible structure.
due 5/16/2012)

Genzyme	Statistically attractive convertible from a company with
(1.25% convertible note	several promising drugs. Bonds are call-protected through
due 12/1/2023)	December 2008 and rated BBB.

McMoRan Exploration	Oil and gas exploration company with proven management
(5.25% convertible note	team. New convertibles priced with a 5.25% coupon and a
due 10/6/2011)	30% conversion premium.

Reductions
American Tower	Sold after significant outperformance. Proceeds redeployed
(3.25% convertible note	into the new American Tower 3.0% bonds due 8/15/2012.
due 8/1/2010)

BJ Services*	Sold in response to the sharp rise in oil prices. Bonds were
(0.3954% convertible	well above call price and callable in April 2005.
note due 4/24/2022)

Flir Systems*	Bonds and stock up strongly with company reporting
(3.0% convertible note	stellar fundamentals. Bonds sold in the 150-160 level.
due 6/1/2023)

Lowe's*	Sold after dramatic outperformance and becoming
(0% convertible note	pure-equity convertibles.
due 2/16/2021)

*Eliminated from portfolio

See page 17 for a complete listing of the fund’s holdings.

As of 11/30/2004	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with a broad market index. Key terms are defined on page 12.

CONVERTIBLE SECURITIES FUND
Portfolio Characteristics
Number of Securities	89
Yield	2.6%
Conversion Premium	38.2%
Average Weighted Maturity	4.7 years
Average Coupon	2.6%
Average Quality	B1
Average Duration	4.6 years
Foreign Holdings	14.3%
Turnover Rate	123%
Expense Ratio	0.68%
Short-Term Reserves	4%

Volatility Measures	Fund	Broad Index*

R-Squared	0.59	1.00
Beta	0.49	1.00

Distribution by Maturity (% of fixed income portfolio)
Under 1 Year	2%
1-5 Years	60
5-10 Years	38
10-20 Years	0
20-30 Years	0
Over 30 Years	0

Total	100%

Distribution by Credit Quality (% of fixed income portfolio)
Aaa/AAA	0%
Aa/AA	0
A/A	9
Baa/BBB	19
Ba/BB	6
B/B	21
Below B/B	15
Not Rated	30

Total	100%

Ten Largest Holdings (% of total net assets)
Hanover Compressor Capital Trust	3.6%
(oil)
The Walt Disney Co.	3.4
(entertainment)
Fisher Scientific International Inc.	3.4
(retail)
Freeport-McMoRan Copper & Gold, Inc.	3.3
(metals & mining)
American Tower Corp.	3.2
(telecommunications)
Chesapeake Energy Corp.	3.1
(oil)
Schlumberger Ltd.	3.1
(energy & utilities)
Sealed Air Corp.	2.7
(industrial manufacturing)
Teva Pharmaceutical Financial LLC	2.6
(pharmaceuticals)
Valeant Pharmaceuticals International	2.6
(pharmaceuticals)

Top Ten	31.0%

"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

*Dow Jones Wilshire 5000 Index.	Visit our website at Vanguard.com for regularly updated fund information.

Sector Diversification (% of portfolio)
Auto & Transportation	6%
Consumer Discretionary	12
Financial Services	5
Health Care	24
Other Energy	13
Materials & Processing	8
Producer Durables	3
Technology	21
Utilities	3
Other	1

Short-Term Reserves	4%

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

As of 11/30/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CONVERTIBLE SECURITIES FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Convertible Securities Fund	7.71%	6.59%	10.01%	$25,957
Dow Jones Wilshire 5000 Index	13.56	-0.68	11.67	30,145
CS First Boston Convertibles Index	8.21	4.29	10.42	26,937
Average Convertible Securities Fund*	9.17	4.36	9.65	25,116

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Convertible Securities Fund	6/17/1986	12.40%	8.15%	4.91%	4.45%	9.36%

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 23 for dividend and capital gains information.

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended November 30, 2004
	One Year	Five Years	Ten Years
Convertible Securities Fund
Returns Before Taxes	7.71%	6.59%	10.01%
Returns After Taxes on Distributions	6.54	4.35	7.09
Returns After Taxes on Distributions and Sale of Fund Shares	4.99	4.22	6.81

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2004
Convertible Securities Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1045.08	$3.22
Based on Hypothetical
5% Yearly Return	1,000.00	1021.85	3.18

*These calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.63%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios: Your fund compared with its peer group
	Fund	Average Convertible Securities Fund

Convertible Securities Fund	0.68%	1.64%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 15 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Convertible Securities Fund	Face Amount (000)	Market Value^ (000)
CONVERTIBLE BONDS (84.1%)
Auto & Transportation (5.7%)
American Airlines, Inc.
4.25%, 9/23/2023	$17,150	$ 12,927
Continental Airlines, Inc.
4.50%, 2/1/2007	13,035	9,695
Lear Corp.
0.00%, 2/20/2022	20,150	10,151
Navistar Financial Corp.
4.75%, 4/1/2009	15,710	16,024
Omi Corp.
(1) 2.875%, 12/1/2024	5,310	5,464

		54,261

Consumer Discretionary (11.4%)
Carnival Corp.
1.132%, 4/29/2033	9,430	7,886
Echostar Communications Corp.
5.75%, 5/15/2008	4,795	4,903
Fairmont Hotels
(1) 3.75%, 12/1/2023	10,590	11,345
3.75%, 12/1/2023	1,055	1,130
IKON Office Solutions, Inc.
(1) 5.00%, 5/1/2007	$ 2,120	$ 2,173
Liberty Media Corp.
0.75%, 3/30/2023	795	897
Lions Gate
(1) 2.937%, 10/15/2024	9,355	11,168
NCO Group, Inc.
4.75%, 4/15/2006	6,407	6,591
News America Inc.
0.00%, 2/28/2021	12,275	7,181
Shuffle Master, Inc.
(1) 1.25%, 4/15/2024	7,300	8,952
The Walt Disney Co.
2.125%, 4/15/2023	30,235	33,107
Waste Connections, Inc.
2.193%, 5/1/2022	5,525	6,479
XM Satellite
(1) 1.75%, 12/1/2009	7,090	7,196

		109,008

Convertible Securities Fund	Face Amount (000)	Market Value^ (000)
Financial Services (3.3%)
HCC Insurance Holdings, Inc.
1.30%, 4/1/2023	$13,780	$ 14,917
Meristar Hospitality Corp. REIT
9.50%, 4/1/2010	6,420	7,744
Providian Financial Corp.
3.25%, 8/15/2005	7,290	7,217
United Rentals NA Inc.
(1) 1.875%, 10/15/2023	1,700	1,647

		31,525

Health Care (23.1%)
CV Therapeutics
2.00%, 5/16/2023	10,350	8,655
(1) 2.75%, 5/16/2012	7,460	10,761
Cell Genesys Inc.
(1) 3.125%, 11/1/2011	3,295	3,526
Community Health Systems, Inc.
4.25%, 10/15/2008	22,396	23,152
Genzyme Corp.
1.25%, 12/1/2023	19,550	20,576
(1) 1.25%, 12/1/2023	2,515	2,647
Lifepoint Hospitals, Inc.
4.50%, 6/1/2009	7,790	7,887
MGI Pharma Inc.
(1) 1.682%, 3/2/2024	20,515	16,489
1.682%, 3/2/2024	3,115	2,504
Medarex Inc.
(1) 2.25%, 5/15/2011	12,855	13,867
Oscient Pharmaceuticals Corp.
(1) 3.50%, 4/15/2011	2,055	1,754
Protein Design Laboratories, Inc.
2.75%, 8/16/2023	7,740	9,162
Sepracor Inc.
(1) 0.00%, 10/15/2024	22,015	20,116
Sunrise Assisted Living, Inc.
5.25%, 2/1/2009	12,245	15,765
Teva Pharmaceutical Financial LLC
0.25%, 2/1/2024	14,125	13,825
0.50%, 2/1/2024	11,450	11,178
Universal Health Services, Inc.
0.426%, 6/23/2020	24,505	14,550
Valeant Pharmaceuticals
International
(1) 3.00%, 8/16/2010	14,160	14,992
3.00%, 8/16/2010	425	450
(1) 4.00%, 11/15/2013	8,920	9,433

		221,289

Other Energy (9.4%)
Cooper Cameron Corp.
1.50%, 5/15/2024	$13,590	$ 14,270
Hanover Compressor Co.
4.75%, 1/15/2014	16,760	22,060
4.75%, 3/15/2008	3,240	3,114
McMoRan Exploration Co.
(1) 5.25%, 10/6/2011	10,480	12,890
Schlumberger Ltd.
1.50%, 6/1/2023	27,035	29,299
Weatherford International, Inc.
0.00%, 6/30/2020	13,635	8,795

		90,428

Materials & Processing (4.7%)
Fluor Corp.
1.50%, 2/15/2024	16,915	18,670
Sealed Air Corp.
(1) 3.00%, 6/30/2033	26,000	26,325

		44,995

Producer Durables (3.2%)
American Tower Corp.
(1) 3.00%, 8/15/2012	18,165	20,481
3.00%, 8/15/2012	9,410	10,610

		31,091

Technology (20.1%)
CIBER Inc.
(1) 2.875%, 12/15/2023	10,540	10,724
2.875%, 12/15/2023	1,000	1,018
Commscope Inc.
(1) 1.00%, 3/15/2024	10,940	11,870
Cypress Semiconductor Corp.
1.25%, 6/15/2008	7,330	7,238
FEI Co.
(1) 0.00%, 6/15/2023	3,000	3,008
0.00%, 6/15/2023	190	190
Fisher Scientific International Inc.
3.25%, 3/1/2024	30,210	32,325
Flextronics International Ltd.
1.00%, 8/1/2010	18,200	21,180
International Rectifier Corp.
4.25%, 7/15/2007	15,705	15,548
Mercury Computer Systems, Inc.
(1) 2.00%, 5/1/2024	8,495	10,449
2.00%, 5/1/2024	2,420	2,977
Mercury Interactive Corp.
0.00%, 5/1/2008	16,285	17,547
Photronics, Inc.
4.75%, 12/15/2006	1,386	1,402

	Face Amount (000)	Market Value^ (000)
Serena Software, Inc.
(1) 1.50%, 12/15/2023	$ 2,130	$ 2,457
1.50%, 12/15/2023	9,150	10,557
UTStarcom, Inc.
0.875%, 3/1/2008	17,535	19,223
Veeco Instruments, Inc.
4.125%, 12/21/2008	19,773	19,378
Vishay Intertechnology
3.625%, 8/1/2023	5,150	5,723

		192,814

Utilities (2.5%)
Level 3 Communications, Inc.
(1) 5.25%, 12/15/2011	9,150	9,196
NII Holdings Inc.
2.875%, 2/1/2034	2,590	2,855
(1) 2.875%, 2/1/2034	10,500	11,576

		23,627

Other (0.7%)
Tyco International Ltd.
2.75%, 1/15/2018	4,365	6,668

TOTAL CONVERTIBLE BONDS
(Cost $781,817)		805,706

	Shares

CONVERTIBLE PREFERRED STOCKS (11.9%)

Consumer Discretionary (0.1%)
Emmis Communications Corp.
5.375% Cvt. Pfd.	23,400	1,065

Financial Services (1.7%)
Commerce Capital
5.95% Cvt. Pfd.	119,500	7,633
(1) 5.95% Cvt. Pfd.	31,400	2,006
Conseco Inc.
5.50% Cvt. Pfd.	106,200	2,695
Reinsurance Group of America
5.75% Cvt. Pfd.	65,000	3,989

		16,323

Other Energy (4.0%)
Chesapeake Energy Corp.
(1) 4.125% Cvt. Pfd.	15,200	18,677
4.125% Cvt. Pfd.	2,200	2,703
5.00% Cvt. Pfd.	64,300	8,045
Hanover Compressor Capital Trust
7.25% Cvt. Pfd.	170,200	9,084

		38,509

Materials and Processing (3.7%)
Freeport-McMoRan Copper
& Gold, Inc.
(1) 5.50% Cvt. Pfd.	31,600	$ 31,007
5.50% Cvt. Pfd.	1,000	981
Titanium Metals Corp.
6.75% Cvt. Pfd.	60,700	3,263

		35,251

Technology (1.7%)
Lucent Technologies Capital Trust I
7.75% Cvt. Pfd.	13,200	15,998

Utilities (0.7%)
Nextel Communications Inc.
0.00% Cvt. Pfd.	11,760	6,652

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $104,288)		113,798

TEMPORARY CASH INVESTMENTS (23.5%)

Vanguard Market Liquidity
Fund, 2.01%*	43,294,011	43,294
Vanguard Market Liquidity
Fund, 2.01%*—Note G	182,515,353	182,515

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $225,809)		225,809

TOTAL INVESTMENTS (119.5%)
(Cost $1,111,914)		1,145,313

OTHER ASSETS AND LIABILITIES (-19.5%)

Other Assets—Note C		15,546
Security Lending Collateral
Payable to Brokers—Note G		(182,515)
Other Liabilities		(19,794)

		(186,763)

NET ASSETS (100%)

Applicable to 70,392,880 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$958,550

NET ASSET VALUE PER SHARE		$13.62

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities was $312,196,000, representing 32.6% of net assets.
REIT--Real Estate Investment Trust.

Convertible Securities Fund	Amount (000)	Per Share
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$886,030	$12.59
Undistributed Net
Investment Income	4,940.07
Accumulated Net
Realized Gains	34,181.49
Unrealized Appreciatio	33,399.47

NET ASSETS	$958,550	$13.62

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Convertible Securities Fund Year Ended November 30, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$ 6,529
Interest	29,017
Security Lending	807

Total Income	36,353

Expenses
Investment Advisory Fees--Note B
Basic Fee	3,553
Performance Adjustment	581
The Vanguard Group--Note C
Management and Administrative	2,500
Marketing and Distribution	142
Custodian Fees	9
Auditing Fees	19
Shareholders' Reports	30
Trustees' Fees and Expenses	1

Total Expenses	6,835
Expenses Paid Indirectly--Note D	(12)

Net Expenses	6,823

NET INVESTMENT INCOME	29,530

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	60,907

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(31,531)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 58,906

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Convertible Securities Fund
	Year Ended November 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 29,530	$ 19,841
Realized Net Gain (Loss)	60,907	61,788
Change in Unrealized Appreciation (Depreciation)	(31,531)	59,263

Net Increase (Decrease) in Net Assets Resulting from Operations	58,906	140,892

Distributions
Net Investment Income	(30,443)	(16,869)
Realized Capital Gain	—	—

Total Distributions	(30,443)	(16,869)

Capital Share Transactions[1]
Issued	397,568	515,418
Issued in Lieu of Cash Distributions	25,905	14,331
Redeemed	(310,576)	(127,279)

Net Increase (Decrease) from Capital Share Transactions	112,897	402,470

Total Increase (Decrease)	141,360	526,493

Net Assets
Beginning of Period	817,190	290,697

End of Period	$ 958,550	$ 817,190

[1]Shares Issued (Redeemed)
Issued	29,154	44,868
Issued in Lieu of Cash Distributions	1,950	1,265
Redeemed	(23,354)	(10,983)

Net Increase (Decrease) in Shares Outstanding	7,750	35,150

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Convertible Securities Fund

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$13.05	$10.57	$12.12	$12.68	$13.18

Investment Operations
Net Investment Income	.39	.41	.47	.53	.56
Net Realized and Unrealized Gain (Loss)
on Investments	.60	2.48	(1.53)	(.04)	.19

Total from Investment Operations	.99	2.89	(1.06)	.49	.75

Distributions
Dividends from Net Investment Income	(.42)	(.41)	(.49)	(.54)	(.55)
Distributions from Realized Capital Gains	—	—	—	(.51)	(.70)

Total Distributions	(.42)	(.41)	(.49)	(1.05)	(1.25)

Net Asset Value, End of Period	$13.62	$13.05	$10.57	$12.12	$12.68

Total Return	7.71%	28.07%	–8.88%	3.98%	5.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$959	$817	$291	$300	$323
Ratio of Total Expenses to Average Net Assets*	0.68%	0.84%	0.95%	0.71%	0.56%
Ratio of Net Investment Income to Average Net Assets	2.94%	3.82%	4.27%	4.21%	4.19%
Portfolio Turnover Rate	123%	127%	118%	156%	182%

*Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.13%, 0.21%, 0.01%, and (0.14%).

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets before an increase of $581,000 (0.06%) based on performance.

Effective December 1, 2004, the investment advisory fee will be subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index for periods prior to December 1, 2004, and the Merrill Lynch All US Convertibles Index beginning December 1, 2004.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the fund had contributed capital of $132,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2004, custodian fee offset arrangements reduced the fund’s expenses by $12,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2004, the fund realized gains of $310,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $10,390,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $15,842,000 to offset taxable capital gains realized during the year ended November 30, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at November 30, 2004, the fund had $14,958,000 of ordinary income and $25,160,000 of long-term gains available for distribution.

At November 30, 2004, net unrealized appreciation of investment securities for tax purposes was $33,399,000, consisting of unrealized gains of $46,799,000 on securities that had risen in value since their purchase and $13,400,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2004, the fund purchased $1,248,096,000 of investment securities and sold $1,150,888,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at November 30, 2004, was $177,991,000, for which the fund held cash collateral of $182,515,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CONVERTIBLE SECURITIES FUND

The fund distributed $7,650,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $387,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 5.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
©2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q820 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $19,000
Fiscal Year Ended November 30, 2003: $16,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD CONVERTIBLE SECURITIES FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.